                                 SCHEDULE 14A
                                (RULE 14A-101)

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 BLAZE SOFTWARE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                                WELCOME TO BROKAT Infosystems AG
--------------------------------------------------------------------------------

                                [Graphic omitted]


[BROKAT logo]                                                                  2


                                                                  www.brokat.com
--------------------------------------------------------------------------------
                                                                         CONTENT
--------------------------------------------------------------------------------
                                                                COMPANY OVERVIEW

                                                                 MARKET STRATEGY
                                                           & STRATEGIC RATIONALE
                                                                OF THE ANNOUNCED
                                [Graphic omitted]                   ACQUISITIONS

                                                         FINANCIALS & CONCLUSION

                                                                      APPENDICES

[BROKAT logo]                                                                  3


                                                                   WHO'S BROKAT?
--------------------------------------------------------------------------------

                   BROKAT IS AN e-BUSINESS HYPERGROWTH COMPANY



                .       September 17th 1994 founded in Germany by 5 Partners


                .       Established European market leader in e-Banking


                .       Inroads into other verticals


                .       >700 employees worldwide

[Graphic omitted]

                .       Strong international presence


                . Over 2000 financial companies using BROKAT Twister-solutions worldwide


                . More than 2.5 million end-users in Europe are already doing Internet banking and brokerage based on BROKAT technology today

[BROKAT logo]                                                                  4

                                                                COMPANY OVERVIEW
--------------------------------------------------------------------------------

Business Sector:                               Software for e-Business

Main Product:                                  The e-Services platform TWISTER
                                               Software, that integrates
                                               existing IT systems and
                                               applications within companies
                                               (Enterprise Application
                                               Integration), and securely
                                               connects them to various
                                               electronic channels like the
                                               internet, mobile phones or call
                                               centers

Vertical Applications:                         e-Business applications for
                                               financial services and e-Commerce

Target Customers:                              Companies and institutions that
                                               offer services and transactions
                                               via electronic channels

Project Volume:                                1 m DM on average

Main Source of Revenue:                        License sales

[BROKAT logo]                                                                  5

                                                                BROKAT CUSTOMERS
--------------------------------------------------------------------------------

WHO'S WHO IN INTERNET BANKING AND e-COMMERCE

     e-Banking / e-Brokerage

                                [Graphic omitted]

e-Commerce

                                [Graphic omitted]

[BROKAT logo]                                                                  6

                                                       WORLDWIDE PARTNER NETWORK
--------------------------------------------------------------------------------

         BROKAT AND HIS TORNADO PARTNERS


         Tornado Partner


                                [Graphic omitted]

[BROKAT logo]                                                                  7

                                                                         CONTENT
--------------------------------------------------------------------------------
                                                                COMPANY OVERVIEW
                                [Graphic omitted]
                                                                 MARKET STRATEGY
                                                           & STRATEGIC RATIONALE
                                                   OF THE ANNOUNCED ACQUISITIONS

                                                         FINANCIALS & CONCLUSION

                                                                      APPENDICES

[BROKAT logo]                                                                  8

                                              MARKET DRIVEN SOFTWARE DEVELOPMENT
--------------------------------------------------------------------------------

             DIVISIONAL STRUCTURE FOR A FOCUSED SOFTWARE DEVELOPMENT



                                [Graphic omitted]


                                     Brokat
                                 Infosystems AG


      Corporate               Field
      Services              Operations           Brokat Twister Division
(e.g. Finance/Admin.)          Unit
                                            Brokat Financial Systems Division
                                            Brokat Commerce Systems Division

[BROKAT logo]                                                                  9

                                          BROKAT TWISTER - SOFTWARE ARCHITECTURE
--------------------------------------------------------------------------------

                                [Graphic omitted]

END-DEVICES            NETWORKS            BROKAT TWISTER     BACK-END SYSTEMS

[BROKAT logo]                                                                 10

                                                      HOW DO WE VIEW THE MARKET?
--------------------------------------------------------------------------------
                   BUSINESS DISAGGREGATION AND e-FRONT OFFICE

                                [Graphic omitted]

[BROKAT logo]                                                                 11

                 CONVENTIONAL FRONT-OFFICE BUSINESS AND E-BUSINESS COEXIST . . .
--------------------------------------------------------------------------------

                      Conventional Front Office (trad. CRM)

                                [Graphic omitted]

[BROKAT logo]                                                                 12

                                       . . . AND FINALLY FORM THE e-FRONT OFFICE
--------------------------------------------------------------------------------

Traditional Channels                           e-Front Office (e-CRM)

                                [Graphic omitted]

[BROKAT logo]                                                                 13

                          COMBINING BROKAT, GemStone & BLAZE FIELD ORGANIZATIONS
--------------------------------------------------------------------------------

                                                     Challenging growth
                                                        opportunities

                      [Graphic omitted]     .        One strong US field
                                                     organization
                                            .        Growing market share by
                                                     consolidating market
                                            .        Higher market penetration
BROKAT                                               due to increasing customer
US Field Organization                                base

 .        Sales
 .        Professional Services
 .        Customer Support
 .        Marketing
                                            .        Enlarged product portfolio
                                                     and the offering of an
                                                     integrated platform
                                                     solution
                                            .        An-organic growth by
                                                     combined skilled resources
                                            .        Increase of human capital
                                                     by knowledge combination
                                                     and exchange

[BROKAT logo]                                                                 14

                                                              BROKAT POSITIONING
--------------------------------------------------------------------------------

                         A BLUEPRINT FOR e-FRONT-OFFICE

                                         .        For companies that provide
                                                  transactional services over
                                                  electronic distribution
                                                  channels ("e-Services"),
                                                  BROKAT supples
                                                  SW-infrastructure and
                                                  applications.
                                         .        Unlike other software vendors
                                                  offering individual pieces of
                                                  a puzzle, BROKAT delivers
                                                  integrated e-Front Office
                                                  solutions that combine
                                                  technology elements and
                                                  business logic.
           [Graphic omitted]             .        Vertically BROKAT
                                                  is focused on financial
                                                  applications such as
                                                  e-Banking, e-Brokerage or
                                                  e-Payment.
                                         .        Horizontally BROKAT is
                                                  specialized in integrating
                                                  electronic delivery channels
                                                  such as the Internet or mobile
                                                  phone, with a particular
                                                  emphasis on mobile
                                                  authentication ("meSign").

[BROKAT logo]                                                                 15

                                                      FINANCIAL SYSTEMS DIVISION
--------------------------------------------------------------------------------

   THE FINANCIAL SYSTEMS DIVISION COMBINES THE TWISTER-PLATFORM WITH IN-HOUSE
       DEVELOPED AND STANDARDIZED APPLICATIONS FOR THE FINANCIAL INDUSTRY


        LEADING FINANCIAL INSTITUTIONS ARE IMPLEMENTING BROKAT TECHNOLOGY

SEB:
 .        Largest bank in Scandinavia
 .        380.000 online customers

TD Bank Financial Group
 .        Largest bank in Canada                           [SEB logo]
 .        2.2 million online accounts
                                                          [TD logo]

[BROKAT logo]                                                                 16

                                                      FINANCIAL SYSTEMS DIVISION
--------------------------------------------------------------------------------

   THE FINANCIAL SYSTEMS DIVISION COMBINES THE TWISTER-PLATFORM WITH IN-HOUSE
       DEVELOPED AND STANDARDIZED APPLICATIONS FOR THE FINANCIAL INDUSTRY

 .        For retail banking
         - banking and brokerage
 .        For corporate banking                            [Graphic omitted]
         - cash management
 .        The goal: the "bank out of the box"
 .        Fernbach's reference model
         standardizes the access to all
         banking data available 24 hours/7
         days

Recent customer wins are leading financial institutions such as SEB, the largest bank in Scandinavia, with 380,000 online accounts and TD Bank Financial Group, the largest bank in Canada, with 2.2 million online accounts are implementing BROKAT technology

[BROKAT logo]                                                                 17

                                                          SUCCESSFUL ACQUISITION
--------------------------------------------------------------------------------

         THE FERNBACH-GROUP, LUXEMBOURG

 .        107 employees with excellent banking know-how

 .        Fernbach is a leading provider of data warehousing software for banking administration. It provides a reference model for saving all existing banking data (customer -, transaction -, account-, and market data...) including the business logic.

 .        The reference model is a major part of the BROKAT finance applications.

         It provides:

 .        Standardized access to all banking data
 .        Independence from the back office-systems of a financial services provider
 .        24 hours/7 days availability
 .        Customer relationship management
 .        Major component for a Pan-European internet-banking offering
 .        Integration into the BROKAT-Group successfully completed

[BROKAT logo]                                                                 18

                                                       COMMERCE SYSTEMS DIVISION
--------------------------------------------------------------------------------

     MARKET LEADERS ARE USING THE BROKAT PAYMENT PRODUCT - CERTIFIED BY THE
          INTERNATIONAL STANDARD OF SECURE ELECTRONIC TRANSACTION (SET)




 .        Subsidiary of Deutsche Telekom
 .        Market leader in electronic payment in Germany
[TeleCash logo]
 .        about 10,000 transactions per day with over 80 retailers
Leading banking group in Singapore
                                [DDS BANK logo]
500 kiosk systems (plan for 2003: 20,000)
 .        Market leader for payment transactions in Switzerland
 .        10 retailers online, 25 retailers in a test phase
[SWISS POST logo]

[BROKAT logo]                                                                 19

                                                                 MOBILE BUSINESS
--------------------------------------------------------------------------------

                              THE MOBILE REVOLUTION

Mobile phone users world wide                Mobile Banking in Europe



      [Graphic omitted]                         [Graphic omitted]

         The m-Business market for Brokat

 .       New target group: Mobile operators
 .       Additional mobile services and applications for e-Finance and e-Commerce

[BROKAT logo]                                                                 20

                                              MOBILE PHONES AS BUSINESS ENABLERS
--------------------------------------------------------------------------------

         THE ATTRACTION OF MOBILE PHONES AS BUSINESS ENABLERS REVOLVES AROUND THEIR ADAPTABILITY

         Market situation:

 .        Slow market development in e-commerce due to undeveloped infrastructure and incomplete processes

                 .        Absent public key infrastructure
                 .        Small market penetration of card readers due to high
                          initial costs and high maintenance costs
                 .        Low convenience factor of smart card applications

         Solution:

 .        High penetration of mobile phones
 .        Mobile phones can be used as secure card readers and signing devices

                 .        The digital signature for identification and
                          authentication of participants
                 .        Non-repudiation of transactions
                 .        Authorization of transactions

[BROKAT logo]                                                                 21

                               BUSINESS MODEL OF THE MOBILE ELECTRONIC SIGNATURE
--------------------------------------------------------------------------------

                               NEW MARKET EMERGES

                                [Graphic omitted]

[BROKAT logo]                                                                 22

                            GOAL OF THE "MOBILE ELECTRONIC SIGNATURE CONSORTIUM"
--------------------------------------------------------------------------------

  DEVELOPING A UNIFORM APPLICATION PROTOCOL INTERFACE (API) FOR THE INTEGRATION
   OF THE MOBILE PHONE INTO THE INTERNET WORLD AND TO USE THE MOBILE PHONE FOR
                     IMPLEMENTING MOBILE DIGITAL SIGNATURES

                                [Graphic omitted]

[BROKAT logo]                                                                 23

                                  BROKAT DELIVERS PRODUCTS TO THE MARKET PLAYERS
--------------------------------------------------------------------------------

                                [Graphic omitted]

[BROKAT logo]                                                                 24

                           MEMBERS OF THE MOBILE ELECTRONIC SIGNATURE CONSORTIUM
--------------------------------------------------------------------------------

                                [Graphic omitted]

                                                                     [The Mobile
                                                                      Electronic
                                                                       Signature
                                                                Consortium logo]

[BROKAT logo]                                                                 25

                                                FRONT-OFFICE MARKET SEGMENTATION
--------------------------------------------------------------------------------
                     BOTH TECHNOLOGY AND CONTENT DIMENSIONS

                                [Graphic omitted]


                                   Application Servers
                       High             Enterprise              e-Services
                                       Application               Platforms
                                      Infrastructure
                 TECHNOLOGY
(Application Hosting, Back-
   End Integration, Channel
       Support, Transaction
          Processing, etc.)

                                       Web/Database            Front-Office
                                         Servers               Applications


                        Low
                                           Low                     High


                                                            CONTENT
                                                   (Prepackaged Processes for
                                                   e-Business, CRM, Automated
                                                        Marketing, etc.)

[BROKAT logo]                                                                 26

                                                      BROKAT TWISTER POSITIONING
--------------------------------------------------------------------------------

          BROKAT TWISTER IS THE LEADING FINANCIAL FRONT-OFFICE PLATFORM

                                [Graphic omitted]


                                           BEA
                       High              Webshere                E-. . .
                                         Inprise              E-Government
                                       Netdynamics             E-Commerce
                 TECHNOLOGY                Neon                 E-Finance
(Application Hosting, Back-
   End Integration, Channel
       Support, Transaction
          Processing, etc.)

                                          Oracle                 Siebel
                                          Sybase                Vignette
                                         Netscape                Vantive
                                           Kiva                    S1
                                                               BroadVision

                        Low
                                           Low                    High


                                                            CONTENT
                                                   (Prepackaged Processes for
                                                   e-Business, CRM, Automated
                                                        Marketing, etc.)

[BROKAT logo]                                                                 27

                                                                         CONTENT
--------------------------------------------------------------------------------

                                                                COMPANY OVERVIEW

                               [Graphic omitted]

                                                                 MARKET STRATEGY
                                                           & STRATEGIC RATIONALE
                                                                OF THE ANNOUNCED
                                                                    ACQUISITIONS

                                                         FINANCIALS & CONCLUSION

                                                                      APPENDICES

[BROKAT logo]                                                                 28

                                                             REVENUE DEVELOPMENT
--------------------------------------------------------------------------------

              BROKAT HAS ENJOYED 3-DIGIT GROWTH RATES EVERY YEAR


                                             Quarterly revenues CY 1999 and 2000


                                                      [Graphic omitted]


Development of yearly revenues

     [Graphic omitted]

[BROKAT logo]                                                                 29

                                          SUCCESSFUL START OF CALENDAR YEAR 2000
--------------------------------------------------------------------------------

                                License revenue

                               [Graphic omitted]


International revenue                                  Partner revenue



  [Graphic omitted]                                   [Graphic omitted]

[BROKAT logo]                                                                 30

                  Q1 CONSOLIDATED STATEMENT OF OPERATIONS (according to US-GAAP)
-------------------------------------------------------------------------------
                               [Graphic omitted]

                                                      Q1 1999       Q1 2000
DM m                                                 Jan-March     Jan-March

Revenues                                                17,6         38,5
Cost of sale                                            (5,5)       (15,9)
Gross profit                                            12,2         22,5
Selling expenses                                        (9,9)       (18,6)
General and administrative expenses                     (2,5)        (7,1)
Research and development                                (2,0)       (10,1)
Operating result                                        (2,2)       (10,2)
Other income and expenses                               (0,4)         2,6
Earnings before interest, taxes, depreciation,
 amortization and stock options (EBITDASO)              (1,9)        (5,3)
Amortization of goodwill and intangible assets from
 acquisitions                                              0         (7,2)
Non-cash charges associated with stock option grants    (5,1)       (20,4)
Net loss                                                (7,5)       (36,2)
Loss per share in DM                                    (0,3)       (1,35)

[BROKAT logo]                                                                 31

                                              EXPENDITURE FROM STOCK OPTION PLAN
--------------------------------------------------------------------------------

 .   Accounting according to US-GAAP (APB25): treated as variable share option plan because of the exercise hurdle required by Neuer Markt regulations and therefore expenses have to be reported

 .   Parameters used to calculate the expenses
         .    Number of option rights issued: 2.409.639
         .    Difference between strike price (Euro 10.9 and 33.33) and cut off date December 30, 1999 (Euro 69)

 .   The amount of expenses to be reported stays in direct relation to the development to the shares

                               [Graphic omitted]

[BROKAT logo]                                                                 32

                         QUARTERLY REVENUE DEVELOPMENT BY SEGMENT SINCE SHORT FY
--------------------------------------------------------------------------------

                               [Graphic omitted]

[BROKAT logo]                                                                 33

                                      QUARTERLY REVENUE INTERNATIONAL / DOMESTIC
--------------------------------------------------------------------------------

                               [Graphic omitted]

[BROKAT logo]                                                                 34

                                              QUARTERLY REVENUE PARTNER / DIRECT
--------------------------------------------------------------------------------

                               [Graphic omitted]

[BROKAT logo]                                                                 35

                                 QUARTERLY DEVELOPMENT OF MARGINS SINCE SHORT FY
--------------------------------------------------------------------------------

                               [Graphic omitted]

[BROKAT logo]                                                                 36

                                                                  BUSINESS MODEL
--------------------------------------------------------------------------------

BROKAT's license pricing is based on a concurrent user model.


Number of licences and pricing (example of an average start-up project) [Graphic omitted]

Customer                Licenses         End users      Average price
Upgrades
                        in thousands

Bank                       20             2 to 10        DM 300,000
from 20 to 50 licenses
Bank                       50             5 to 28        DM 450,000
DM 150,000
Broker                     50             5 to 15        DM 450,000
from 50 to 100 licenses
Broker                    100            15 to 30        DM 675,000
DM 225,000


BROKAT will generate recurrent revenue as the number of e-Banking users grow

                           e-Banking users in Europe

                               [Graphic omitted]

With over 160 existing installations with 100-200 parallel sessions on average, we should see an upgrade to a few hundred and more parallel sessions on average from most of our existing customers by 2001.

[BROKAT logo]                                                                 37

                                   PRO-FORMA CALENDAR YEAR 1999 INCOME STATEMENT
--------------------------------------------------------------------------------

[BLAZE SOFTWARE logo]                                            [GemStone logo]

                                 [BROKAT logo]

                               [Graphic omitted]

(USD in thousands)             Blaze       GemStone     Brokat      Pro-Forma
Pro forma P&L CY 1999* 1/

Total revenues                  14,761       23,640      50,150        88,551
Cost of revenues                 5,418        7,098      23,405        35,921

Gross profit                     9,343       16,542      26,744        52,629
Gross margin                      63.3%        69.9%       53.3%         59.4%

EBITDASO                        (5,786)      (3,227)    (17,535)      (26,548)
EBITDASO margin                  (39.2%)      (13.7%)     (35.0%)       (30.0%)

Net income                     (18,333)      (4,536)    (44,264)      (67,133)


1.  Excluding all synergies
2.  Average 1999 Euro / US dollar exchange rate: 0.9588
*   Figures are rounded

[BROKAT logo]                                                                 38

                                                        JOINT EMPLOYEE STRUCTURE
--------------------------------------------------------------------------------

                        OVER 1,000 EMPLOYEES WORLDWIDE

[BLAZE SOFTWARE logo]                                            [GemStone logo]

                                 [BROKAT logo]

                               [Graphic omitted]

                                    BROKAT     BLAZE     GEMSTONE    TOTAL

Europe                               471         27         30        528
USA                                  113        190        143        446
Australia                             59         10         --         69

                                     643        227        173       1043

Finance & Organization                95         37*        21        153
Research & Development               201         41*        66        308
Customer- & Professional Services    195         50*        35        280
Sales & Marketing                    152         62*        51        265

TOTAL                                643**      227        173       1043

*  USA only
** Does not include Fernbach

[BROKAT logo]                                                                 39

                                          FINANCIAL ANALYSIS OF THE TRANSACTIONS
--------------------------------------------------------------------------------

                               [Graphic omitted]

 .   One of the first Neuer Markt-listed all stock acquisition of a Nasdaq-listed company 1

 .   Blaze premium of 35% compares to industry averages2:
    = Vignette / OnDisplay 30% premium
    = Webmethods / Active Software 39% premium

 .   Blaze revenue multiples compare favorably with comparables:
    = BroadVision 31x CY2001 revenues
    = Vignette 23x CY 2001 revenues
    = Blaze 12.9x CY2001 revenues3

 .   The stock option plan of Blaze will not be vested as of the closing. At the regular exercise time, the employees will receive Brokat ADSs.

 .   GemStone equity value of $271.2mn represents a CY99 revenue multiple of
    11.1x

--------------

1 Brokat will pay approx. 4.974 m shares for 100% of Blaze's fully diluted number of shares and 2.435 m shares for 100% of GemStone

2   Based on implied purchase price of $20.93 and closing price as of June 19 of
    15.50 USD

3 Based on implied purchase price of $20.93 and calendarized revenue projections for 2001 (Source: Robertson Stephens)

[BROKAT logo]                                                                 40

                                                 CRITICAL SUCCESS FACTORS, USP'S
--------------------------------------------------------------------------------

SUMMARY

                   .    Global approach
                   .    Combination of platform and applications
                        .    R/3 Model
                        .    Windows / Office Approach
                   .    Financial Services focus
                   .    Market leader in e-Banking
[Graphic omitted]  .    Mobile Commerce experts
                        .    Founder of "The Mobile Electronic Signature
                             Consortium"
                   .    Strong partnerships
                        .    Worlds only SAP-Certified Front-Office for BCA
                        .    Partnerships with 4 of the "Big 5"
                        .    Partnerships with Intel and Nokia
                   .    The 2 acquisitions underline our platform strength
                        and strong footprint into the US market

[BROKAT logo]                                                                 41

                                                                         CONTENT
--------------------------------------------------------------------------------

                                                                COMPANY OVERVIEW

                               [Graphic omitted]

                                                                 MARKET STRATEGY
                                                           & STRATEGIC RATIONALE
                                                                OF THE ANNOUNCED
                                                                    ACQUISITIONS

                                                         FINANCIALS & CONCLUSION

                                                                      APPENDICES

[BROKAT logo]                                                                 42

                                                    REASONS FOR THE ACQUISITIONS
--------------------------------------------------------------------------------
IMPROVED CUSTOMER AND PARTNER ATTRACTIVENESS. . .

[Graphic omitted]

Brokat:
 .   CORBA Enterprise Application Server
 .   Multi-Channel Customer Interaction
 .   Enterprise Application Integration
 .   Business Services (Payment, Collaboration)

GemStone:
 .   Investment protection and improved completeness and openness through
    J2EE industry-standard compliance
 .   Faster time-to-market via lower Java entry barrier & best practices
 .   Lower cost of ownership through efficient server architecture (Extreme
    Clustering (TM))
 .   Large developer's community for steep learning curve (knowledge transfer)
    and best practices

Blaze:
 .   Supports rapidly changing applications that can respond to dynamic market conditions or customer behavior
 .   Improved Customer Relationship Management through personalization across all channels enhances completeness of platform
 .   Cost reduction through business process automation (intelligent e-Self-
    Services)
 .   Frameworks for ASP models

[BROKAT logo]                                                                 43

                                                   CONSOLIDATED INCOME STATEMENT
--------------------------------------------------------------------------------

[Graphic omitted]

            DM m                                       CY* 1998    CY* 1999
Revenues                                                 36.1        94.0

Cost of sales                                           (19.1)      (43.9)

Gross Profit                                             17.0        50.2

Selling expenses                                        (25.1)      (50.1)

General and administrative expenses                      (6.6)      (20.1)

Research and development                                 (6.9)      (17.6)

Operating result                                        (21.6)      (37.6)

Other income, net                                         5.8         3.6

EBITDASO                                                (14.1)      (32.9)

Amortization costs                                         --       (19.5)

Cost of employee participation                             --       (28.6)

EBIT                                                    (15.8)      (82.0)

Net interest                                              0.4        (0.8)

Income taxes, net                                          --        (0.2)

Extraordinary loss                                       (4.2)         --

Net Loss                                                (19.6)      (83.0)

* CY 98 and CY 99 numbers are unaudited and are just reported as comparison for future development

[BROKAT logo]                                                                 44

                                                     BLAZE TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

BLAZE APPROX.  PURCHASE PRICE 1*
Brokat share price on 19/6/00:  (U)119.80 (114.61 USD)
Exchange ratio:  0.1826
Price per Blaze share 2:  $20.93
Basic Blaze shares outstanding:  22.625 mn
Fully diluted shares outstanding 3:  26.801 mn
Basic equity value in USD:  473.541 mn
Value of options outstanding in USD:  87.400 mn
Fully diluted equity value in USD:  560.941 mn
Enterprise value in USD:  491.641 mn

BLAZE IMPLIED REVENUE MULTIPLES 4

                                CY 1999   CY 2000   CY 2001
Enterprise value / sales         33.3x     17.1x     11.3x
Equity value / sales             38.0x     19.5x     12.9x
Brokat equity value / sales      64.7x     38.4x     24.6x

BLAZE PURCHASE PREMIUM
Premium to closing price on 19/6/00 of 15.50USD:  35%
Premium to IPO price on 22/3/00 of 16.00USD:      31%

1 All share deal, Blaze shareholders will receive approx. 4.974 m Brokat shares for 100% of Blaze's fully diluted number of shares.
* Actual purchase price might eventually be lower. Portion of stock options could be accounted for as deferred compensation. Resolution pending.
2   Based on 0.9567 Euro/USD.
3 Based on treasury method with weighted average exercise price of $1.99 and 4.615 m stock options outstanding.
4   Based on calendarized revenue projections (source: Robertson Stephens).

Price calculation for US GAAP purchase accounting purposes will be based on a 5 day trading average (+/-2 days of merger announcement).

[BROKAT logo]                                                                 45

                                                              MARKET DEVELOPMENT
--------------------------------------------------------------------------------

                               [Graphic omitted]


                          TODAY IN COMPARISON TO 2003

 .   Industry analysts estimate that financial services IT spending is roughly
    US$140 billion per year of which US$50 billion is Web-related spending. (Source: IDC)

 .   Online banking accounts will grow by 145% from 7.5 m to 18.4 million in
    Europe. (Source: Datamonitor)

 .   Compared to the worldwide internet user which will grow by 65% over the next
    3 years, m-Commerce user will amount to 420 million worldwide which is a growth rate of 1,845%. Today there are 21.6 million users. (Source: The Arc Group/eMarketer)

Filings with the US SEC

BROKAT plans to file a Registration Statement on Form F-4 with the US SEC in connection with the Blaze transaction. The Form F-4 will contain an exchange offer prospectus, a proxy statement for Blaze's special meeting and other documents. Blaze plans to mail the proxy statement/prospectus contained in the Form F-4 to its stockholders. The Form F-4 and proxy statement/prospectus will contain important information about BROKAT, Blaze, the Blaze transaction and related matters. Investors and stockholders should read the proxy statement/prospectus and the other documents filed with the US SEC in connection with the Blaze transaction carefully before they make any decision with respect to the Blaze transaction. A copy of the merger agreement with respect to the Blaze transaction has been filed by Blaze as an exhibit to its Form 8-K dated June 20, 2000. The Form F-4, the proxy statement/prospectus, the Form 8-K and all other documents filed with the US SEC in connection with the transaction will be available when filed free of charge at the US SEC's web site at www.sec.gov. In addition, the proxy statement/prospectus, the Form 8-K and all other documents filed with the US SEC in connection with the Blaze transaction will be made available to investors free of charge by calling or writing to:

Brokat Infosystems AG
Silke Simon
Head of Investor Relations
Industriestr.3
70565 Stuttgart, Germany
Phone: +49-711-78844 298
Email: Silke.Simon@Brokat.com

Blaze Software, Inc.
Gary Shroyer
Investor Relations Department
150 Almaden Blvd.
San Jose, CA 951134
(408) 535-1757
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                                                                              47


In addition to the Form F-4, the proxy statement/prospectus and the other documents filed with the US SEC in connection with the Blaze transaction, Blaze is obligated to file annual, quarterly and special reports, proxy statements and other information with the US SEC. You may read and copy any reports, statements and other information filed with the US SEC at the US SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the other public reference rooms in New York, New York and Chicago, Illinois. Please call the US SEC at 1-800-SEC-0330 for further information on public reference rooms. Filings with the US SEC also are available to the public from commercial document-retrieval services and at the web site maintained by the US SEC at http//www.sec.gov.

Solicitation of Proxies; Interests of Certain Persons in the Transaction

The identity of the people who, under SEC rules, may be considered "participants in the solicitation" of Blaze stockholders in connection with the proposed merger, and a description of their interests, is available in an SEC filing on
Schedule 14A made by Blaze on June 21, 2000.

Forward-Looking Statements

This release contains statements that constitute forward looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward looking statements are statements other than historical information or statements of current condition. These statements appear in a number of places in this release and include statements concerning the parties' intent, belief or current expectations regarding future events, including: the transactions; other transactions to which the parties may be a party; competition in the industry; changing technology and future demand for products; changes in business strategy or development plans; ability to attract and retain qualified personnel; worldwide economic and business conditions; regulatory, legislative and judicial developments; financing plans; and trends affecting the parties' financial condition or results of operations. Forward looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those in the forward looking statements as a result of various factors. Although management of the parties believe that their expectations reflected in the forward looking statements are reasonable based on information currently available to them, they cannot assure you that the expectations will prove to have been correct. Accordingly, you should not place undue reliance on these forward
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                                                                              48


looking statements. In any event, these statements speak only as of the date of this release. The parties undertake no obligation to revise or update any of them to reflect events or circumstances after the date of this release, or to reflect new information or the occurrence of unanticipated events. Readers are referred to Blaze's Annual Report to Stockholders and BROKAT's and Blaze's other filings with the US SEC for a discussion of these and other important risk factors concerning the parties and their respective operations.